                                                                  EXHIBIT (j)(1)



                         INDEPENDENT AUDITORS' CONSENT



The Board of Trustees of ING Equity Trust:


We consent to the use of our reports incorporated herein by reference and to the references to our firm under the heading "Financial Highlights" in the prospectuses and "Independent Auditors" in the statement of additional information.


                                        /s/KPMG LLP


Los Angeles, California
February 21, 2002